SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 16, 1997
                                                        ------------
                              COMSAT Corporation
             ------------------------------------------------
            (Exact name of Registrant as specified in Charter)


  District of Columbia           1-4929                52-0781863
------------------------        ------------         ----------------
(State or other juris-          (Commission          (IRS Employer
diction of incorporation)       File Number)         Identification
                                                     Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
-------------------------------------------         ---------
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000


            Not Applicable.
    ----------------------------------
(Former name or former address, if changed since last report).

Item 5.  Other Events
---------------------

     Attached to this report as Exhibit 99.1, and incorporated by reference in this item, is a press release of the Corporation, distributed on May 16, 1997, announcing that the Corporation's Board of Directors has approved a plan to distribute its 80.67% ownership interest in Ascent Entertainment Group, Inc. to the Corporation's shareholders.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                         Description

   99.1                    Press Release dated May 16, 1997.

                                SIGNATURES
                                ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COMSAT Corporation
                                   ------------------



                               By: /s/ Alan Korobov
                                  ----------------------------
                                   Alan Korobov
                                   Controller


Date:  May 19, 1997

                               EXHIBIT INDEX
                               -------------



Exhibit No.                         Description
-----------                         -----------

     99.1                     Press Release dated May 16, 1997.